WireCo WorldGroup Investor Call Q4 2014

2 Forward-Looking Statements This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements. It is important to note that the Company’s performance, and actual results, financial condition or business could differ materially from those expressed in such forward- looking statements. Forward-looking statements include those containing such words as “anticipates,” “believes”, “continues,” “estimates,” “expects,” “forecasts,” “intends,” “outlook,” “plans,” “projects,” “should,” “targets,” “will,” or other words of similar meaning. Factors that could cause or contribute to such differences include, but are not limited to: the general economic conditions in markets and countries where we have operations; risks associated with our non-U.S. operations; foreign currency exchange rate fluctuations; the competitive environment in which we operate; changes in the availability or cost of raw materials and energy; risks associated with our manufacturing activities; our ability to meet quality standards; our ability to protect our trade names; violations of laws and regulations; the impact of environmental issues and changes in environmental laws and regulations; our ability to successfully execute and integrate acquisitions; comparability of our specified scaled disclosure requirements applicable to emerging growth companies; labor disturbances, including any resulting from suspension or termination of our collective bargaining agreements; our significant indebtedness; covenant restrictions; the interests of our principal equity holder may not be aligned with the holders of our 9.5% Senior Notes; and credit-rating downgrades. More detailed information about factors that could affect future performance or results may be found in our filings with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent reports. Forward- looking statements should not be relied upon as a guarantee of future performance or results, nor will they prove to be accurate indications of the times at or by which any such performance or results will be achieved. The Company undertakes no obligation to update forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial condition or business over time. Non-GAAP Financial Measures Some of the information included in this presentation is derived from our consolidated financial information but is not presented in our financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Certain of these data are considered “Non-GAAP Financial Measures” under SEC rules. These Non-GAAP Financial Measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures can be found in the Appendix to this presentation. These Non-GAAP Financial Measures are provided as a means to enhance communications with security holders by providing additional information regarding our operating results and liquidity. Management uses these Non-GAAP Financial Measures in evaluating our performance and in determining debt covenant calculations. Any reference during the discussion today to EBITDA means Adjusted EBITDA or Acquisition Adjusted EBITDA, for which we have provided reconciliations in the Appendix. Cautionary Statements

3 WireCo Business Overview

4 WireCo Overview Steel (79%) Large diameter, highly engineered rope and electrical signal transmission cable Engineered specialty wire products used in industrial end markets Highly engineered, made-to-order synthetic ropes and technical products that have strength characteristics of steel but weigh significantly less Synthetic (21%) Highly engineered plastic molding from recycled materials used in a variety of industrial, structural and oil and gas applications Rope (73% of Sales) (1) Broad Product Offering Specialty Wire (16% of Sales) (1) Engineered Products (11% of Sales) (1) Rope: Diverse End Market Applications Oil & Gas Industrial and Infrastructure Fishing Maritime Mining Structures (1) Percentages shown as % of 2014 Sales.

5 WireCo 2014 Performance

6 $35.0 $34.2 Q4 '13 Q4 '14 $10.7 $0.5 Q4 '13 Q4 '14  Sales dropped $2.2 million from Q4 2013 to Q4 2014 showing impact of FX and oil price declines – Currency impacted top line revenues in Q4 2014 by $11.3 million when compared to Q4 2013 – Offset by growth primarily from wire and engineered products  Adjusted EBITDA(1) declined $800k year over year with margins decreasing from 17.1% in Q4 2013 to 16.9%  Q4 cash generation of $0.5 million compared to $10.7 million in Q4 2013 – Cash conversion cycle continues to decrease dropping 20 days from Q4 2013 to Q4 2014 – Adjusted Net Working Capital as % of sales decreased from 36.7% in Q4’13 to 33.2% in Q4’14 Q4 Performance Summary Sales Adjusted EBITDA(1) 16.9% 17.1% Free Cash Flow(1) Q4 cash flow positive of $0.5 million (1) Adjusted EBITDA, Free Cash Flow and Adjusted Working Capital are Non-GAAP Financial Measures. See appendix for reconciliations to most directly comparable GAAP Financial Measures. 2.1% behind Q4 2014 1.1% behind Q4 2013 $204.9 $202.7 Q4 '13 Q4 '14

7 Quarterly Sales and Earnings Trend Sales Adjusted EBITDA (1) Free Cash Flow (1) (1) Adjusted EBITDA, Adjusted Working Capital and Free Cash Flow are Non-GAAP Financial Measures. See appendix for reconciliations to most directly comparable GAAP Financial Measures. Adjusted Working Capital (1) $222.6 $189.8 $203.8 $204.9 $210.5 $226.5 $217.1 $202.7 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 $37.6 $31.0 $35.7 $35.0 $36.5 $41.3 $39.0 $34.2 16.9% 16.3% 17.5% 17.1% 17.3% 18.2% 17.9% 16.9% Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 $329 $333 $321 $301 $311 $313 $290 $269 36.9% 43.9% 39.4% 36.7% 37.0% 34.6% 33.3% 33.2% Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 $0.5 $(17.3) $33.3 $10.7 $12.3 $(0.5) $16.2 $0.5 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14

8  Positive cash generation including interest payments  Net Debt(1) decreased $28.5 million from 2013 to 2014  Deleveraging of 0.7x turns year over year with strong earnings performance in 2014 Maintained leverage levels (1) Net Debt is a Non-GAAP Financial Measure. See appendix for reconciliation to most directly comparable GAAP Financial Measure. Net Debt Trend $872 $889 $856 $845 $833 $834 $817 $817 6.1x 6.5x 6.2x 6.1x 6.0x 5.6x 5.4x 5.4x 5.0x 5.2x 5.4x 5.6x 5.8x 6.0x 6.2x 6.4x 6.6x 6.8x $780 $800 $820 $840 $860 $880 $900 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Net Debt Net Leverage

Total 2014 Performance Summary

WireCo WorldGroup

- **Strong 2014 in terms of revenue & earnings**
  - **Sales 4.3% year over year growth primarily driven by rope sales increase of $20.8 million**
    - Product innovations, new customer activity across several markets globally and lower gas prices for fishing vessels led to an $11.7 million increase in fishing sales.
    - New offshore oil & gas contracts in South America and Europe contributed to higher sales of $10.7 million
    - Onshore oil and gas increased by $6.9 million were driven by drilling activity
  - **Adjusted EBITDA(1) growth of 8.5% year over year driven by both sales and cost controls with margins increasing from 17.0% in 2013 to 17.6%**
    - Visibility and cost controls allowed organization to improve
    - Continued plant costs reductions in our global manufacturing facilities
- **2014 cash generation of $28.5 million**
  - **Adjusted working capital(1) year over year decreased from $300.6 million in 2013 to $269.2 million in 2014**
    - From 2013 to 2014, Days Sales Outstanding (DSO) decreased from 65 to 61 days; Days Payables Outstanding (DPO) increased from 45 to 56 days; Days Inventory Outstanding (DIO) decreased from 136 to 131 days
  - **Capital expenditures discipline through ROI;** spent $29.4 million in capital expenditures including acquisition costs

Sales


4.3% ahead of 2013
$821.1
$856.8
2013
2014

Adjusted EBITDA(1)


8.5% ahead of 2013
$139.2
$151.0
17.0%
17.6%
2013
2014

Free Cash Flow(1)


2014 Cash flow positive of $28.5 million
$27.2
$28.5
2013
2014

9

(1) Adjusted EBITDA, Free Cash Flow and Adjusted Working Capital are Non-GAAP Financial Measures. See appendix for reconciliations to most directly comparable GAAP Financial Measures.

10 Market Outlook

2015 Market Outlook

WireCo® WorldGroup

Diverse portfolio and specific mitigating actions create resilience against dropping oil prices, weakening non-USD currencies and softening economies

	Current Market Dynamics	WireCo Potential Implication	Mitigants / Actions Taken
1	Falling oil prices	❑ Varies by product category; drill lines and EMC cables tied to rig count are most impacted	❑ Mitigant: International rig count relatively stable / Offshore contracts more stable ❑ Action: Headcount reduction in G&A and Plant
2	Strengthening dollar	❑ ~40% of total profit in Euro ❑ 2.5% appreciation of the US dollar = $2M decrease in EBITDA	❑ Mitigant: Natural hedges limit exposure and opportunity to increase volume with outside Euro customers ❑ Action: Executed $300 million USD notional swap
3	Mixed/slowing global economies in some key growth markets	❑ Macroeconomic activity impacts industrial sales in key WireCo growth regions	❑ Mitigant: Geographic and industry diversity ❑ Action: Implementing strategies to capture market share

11

12 Oil Prices Market Commentary Crude Price Outlook – Supply-related factors playing dominant role  OPEC market share strategy  NA Shale production along with unwinding of geopolitical risks increasing production  40%+ reduction in rig count needed for flat production (1)  Current rig count at 1,267, a 32% drop over 2014 average of 1,862 – Demand growth not keeping up with production increases – As a result, inventories continue to build and crude price outlook doesn’t show quick rebound  Goldman equity research (GS) in line with Strip forecast Source: Bloomberg, Goldman Sachs Equity Research, as of 23-Feb-2015. 1 Product Category Indicator Total Q4’14 Sales Q4’14 Impact Commentary  Drill Lines  Drilling (Rig Count)  $10.3M  17% decline over Q1-Q3 avg.  Sales decrease in anticipation of rig count drop  Sales decline steeper than rig count fall due to cannibalization  EMC Cables  Completion activity  $12.1M  9% increase over Q1-Q3 avg.  Not impacted in Q4; typically ~4 month delay in completion  Cannibalization impact  Ancillary products selling to O&G  Production activity  $12.6M  6% decline over Q1-Q3 avg.  Less impacted in Q4; typically ~6 month delay in production  Offshore  Contract  $16.2M  21% increase over Q1-Q3 avg.  Contracted volume creates resilience WireCo Implication $30 $50 $70 $90 $110 $130 $150 Dec-06 Dec-08 Dec-10 Dec-12 Dec-14 Dec-16 Crude Oil (WTI) 2015E 2016E 2017E GS $ 47.15 $ 65.00 $ 63.03 Strip 9.98 57.15 1.55 GS Research Strip $ 48.36 (1) Source: Goldman Sachs Equity Research, as of 16-Dec-2014.

13 Euro Currency – Forward EUR curve at rate 1.16 for 2015 and 2016; with select research analysts forecasting further potential downside (1) – Interest rate differentials likely to cause EUR outflows as Eurozone investors search for yield  Euro rates have declined versus other developed currencies  Fed’s forward guidance (and US economic outperformance) has the potential to move the rate differential further in support of USD Market Commentary 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Feb-13 Aug-13 Feb-14 Aug-14 Feb-15 5y S wa p Rat es USD EUR GBP JPY Interest Rate Divergence Across Currencies Source: Bloomberg, Equity Research, as of 23-Feb-2015. 2 WireCo Implication – 40% of WireCo earnings tied to Euro denominated currency – Every 2.5% further strengthening in USD results in $2.0M negative impact to WireCo EBITDA Source: Various equity research, as of February 2015. Impact Mitigants – Currency swap – Natural hedges limit exposure – Expect European based production volumes to strengthen as weaker Euro currency creates higher purchasing power for outside customers  e.g. European fishing & general purpose

14 Select Global Industrial Markets Soft or weakening market outlook in several WireCo’s regions for 2015 Region Commentary Eurozone Impaired balance sheets constrain lending Continued high unemployment Mexico Pemex postponing deep-water exploration projects Infrastructure plans on hold as financing from oil revenues fall China Excess capacity remains in construction and shipping Russia Depressed Ruble 3

Rope Update

WireCo WorldGroup

Sales Results

($ millions)

2014 Rope Sales: $626.7



$159.6
$161.9
$155.7
$149.5
Q1 '14
Q2 '14
Q3 '14
Q4 '14

Rope Performance

- Sales dropped 3.8% versus prior quarter
- Weakness in O&G after oil prices halved
- Construction outlook with mixed signals
- Strength in Maritime performance









Market Outlook & Trends

	Oil & Gas	Industrial and Infrastructure	Mining	Fishing	Maritime	Structures
Market Outlook	↓	↓	↔	↔	↑	↔
WireCo Notes	- *Rig Count continues to deteriorate; dropped by 28% in the first 2 months of 2015*	- *Europe flat; China lower growth prospects* - *US and EM may be areas of strength* - *O&G weaknesses decreases demand for cranes* - *OEMs struggle*	- *Continued pressure on commodity prices* - *Industry CAPEX to continue downward trend*	- *Increased competition on steel rope* - *Wild Catch with stable outlook* - *Fish Farming in South America lower demand*	- *Freight rates continue to drop, although customers expect to pocket profits* - *Vessel Order book expanding; new orders also growing* - *Expanding Asia*	- *Improvement in U.S. government infrastructure projects*

15

[1]Source: Baker Hughes.

16 2014 Wire Sales: $139.6 Sales Results Specialty Wire ($ millions) WireCo Performance Engineered Products ($ millions) 2014 Engineered Products Sales: $90.5 Market Outlook Specialty Wire and Engineered Products – Offshore markets in traditional products weaker for 2015 – Steel has a strong outlook – Infrastructure markets in Europe still with mixed signals – Mexico infrastructure plans on hold as financing from oil revenues fall – European wire sales expected to strengthen as weaker currency creates higher purchasing power for customers outside Euro $17.8 $29.1 $23.8 $19.8 Q1 '14 Q2 '14 Q3 '14 Q4 '14 $33.1 $35.5 $37.6 $33.4 Q1 '14 Q2 '14 Q3 '14 Q4 '14

17 Conclusion  Strong earnings and cash results in 2014 – Q4’14 beginning to feel impact from falling Oil prices and strengthening US Dollar – 2014 ending rig count down compared to 2014 average  2015 outlook weak relative to 2014 results – Depressed oil drilling and production activity – Continued strengthening of US dollar – Weaker revised GDP forecast for key WireCo growth areas  Management taking actions to mitigate poor market outlook – Currency swap – G&A and plant headcount reductions – Industrial markets sales initiatives to drive market share growth  Strength of Balance Sheet positions WireCo to compete effectively during market downturn – Taking action to preserve cash and continue progress on working capital management

18 Investing to build a world class organization for sustainable long-term growth Questions

20 A/P  Cash conversion cycle has decreased by 46 days from a high of 182 in Q2 2013  Q4 2014 Adjusted Working Capital(1) 33.2% of sales Adjusted Working Capital(1) Metrics Adjusted Working Capital(1) A/R Inventory (1) Adjusted Working Capital is a Non-GAAP Financial Measure. See appendix for reconciliation to most directly comparable GAAP Financial Measure. 239 244 235 228 240 248 228 225 128 151 139 136 138 135 128 131 100 110 120 130 140 150 160 $210 $215 $220 $225 $230 $235 $240 $245 $250 $255 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 D S I $ ( in m ill io n s ) Inventory, net Days sales in inventory (DSI) Linear (Inventory, net) 174 172 160 149 160 160 142 143 70 82 71 65 68 63 59 61 2 22 42 62 82 102 122 142 $50 $70 $90 $110 $130 $150 $170 $190 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 D S O $ ( in m ill io n s ) AR Days sales outstanding (DSO) Linear (AR) 84 83 74 76 89 95 80 99 45 51 44 45 50 51 45 56 2 12 22 32 42 52 62 $35 $45 $55 $65 $75 $85 $95 $105 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 D P O $ ( in m ill io n s ) AP Days payables outstanding (DPO) Linear (AP) Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 36.9% 43.9% 39.4% 36.7% 37.0% 34.6% 3 .3% 33.2% AWC % of L3M Sales 329 333 321 301 311 313 290 269 153 182 166 156 156 147 142 136 0 20 40 60 80 100 120 140 160 180 200 $- $50 $100 $150 $200 $250 $300 $350 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 C a s h C onv e rs io n $ ( in m ill io n s ) AWC Cash conversion cycle Linear (AWC)

21 Income Statement Results 2013 2014 FY Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2013 2014 Sales $222.6 $189.8 $203.8 $204.9 $210.5 $226.5 $217.1 $202.7 $821.1 $856.8 Adj. EBITDA (1) $37.6 $31.0 $35.7 $35.0 $36.5 $41.3 $39.0 $34.2 $139.2 $151.0 Adj. EBITDA Margin 16.9% 16.3% 17.5% 17.1% 17.3% 18.2% 17.9% 16.9% 17.0% 17.6% Sales Var. QoQ 6.2% (14.8%) 7.4% 0.5% 2.7% 7.6% (4.2%) (6.6%) Adj. EBITDA Var. QoQ 10.9% (17.5%) 15.2% (2.0%) 4.3% 13.2% (5.6%) (12.3%) Sales Var. YoY (2) (3.5%) (17.2%) (2.5%) (2.3%) (5.5%) 19.3% 6.5% (1.1%) Adj. EBITDA Var. YoY (2) (1.0%) (19.1%) 5.5% 3.3% (2.9%) 33.2% 9.2% (2.3%) (1) Adjusted EBITDA is a Non-GAAP Financial Measure. See appendix for reconciliation to most directly comparable GAAP Financial Measure. (2) Variances consider pro forma sales and Acquisition Adjusted EBITDA

22 2013 2014 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Free Cash Flow (1) $1 ($17) $33 $11 $12 $(1) $16 $1 Interest Paid $5 $31 $6 $30 $5 $31 $6 $28 CapEx $11 $7 $4 $7 $3 $6 $7 $9 Cash Flow (1) Free Cash Flow, Adjusted Working Capital and Net Debt are Non-GAAP Financial Measures. See appendix for reconciliations to most directly comparable GAAP Financial Measures. Adjusted Working Capital (AWC) (1) $329 $333 $321 $301 $311 $313 $290 $269 AWC % of Sales 36.9% 43.9% 39.4% 36.7% 37.0% 34.6% 33.3% 33.2% Net Debt (1) $872 $889 $856 $845 $833 $834 $817 $817 Net Leverage 6.07x 6.53x 6.20x 6.07x 6.03x 5.63x 5.40x 5.42x Net Senior Secured Leverage 3.37x 2.64x 2.43x 2.38x 2.35x 2.21x 2.23x 2.23x Balance Sheet Cash Flow and Balance Sheet Results ($ millions)

Non-GAAP Reconciliations

WireCo WorldGroup

Adjusted EBITDA Reconciliation

($000s)

	Q1 2013	Q2 2013	Q3 2013	Q4 2013	2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	2014
Net Loss (GAAP)	$ (11,369)	$ (13,437)	$ (644)	$ (1,554)	$ (27,004)	$ (43)	$ (2,097)	$ (35,192)	$ 8,559	$ (28,773)
Plus:										
Interest expense, net	20,107	20,350	19,991	20,382	80,830	19,858	20,116	19,603	18,900	78,477
Income tax expense (benefit)	(1,439)	2,792	5,632	3,556	10,541	658	2,704	(4,540)	(14,463)	(15,641)
Depreciation and amortization	13,777	14,542	14,436	15,779	58,534	13,035	12,913	12,192	12,418	50,558
Foreign currency exchange losses (gains), net	10,854	(836)	(14,417)	(9,185)	(13,584)	(950)	4,045	31,816	1,387	36,298
Share-based compensation	634	1,091	1,993	2,251	5,969	1,762	1,808	1,969	2,277	7,816
Other expense (income), net	153	(866)	1,165	183	635	(755)	176	(125)	680	(24)
Loss on extinguishment of debt	-	-	-	-	-	-	-	617	-	617
Acquisition costs	33	337	-	(1)	369	12	334	-	1,107	1,453
Purchase accounting (inventory step-up and other)	923	838	393	37	2,191	-	-	-	-	-
Advisory fees	1,037	1,297	1,220	997	4,551	952	947	2,001	1,497	5,397
Reorganization and restructuring charges	1,962	3,589	2,005	1,992	9,548	987	147	832	268	2,234
Effect of inventory optimization program	-	-	2,970	-	2,970	-	-	9,244	-	9,244
Non-cash impairment of fixed assets	-	-	-	-	-	598	-	246	300	1,144
Other adjustments	891	1,285	935	532	3,643	356	230	289	1,334	2,209
Adjusted EBITDA (Non-GAAP)	$ 37,563	$ 30,982	$ 35,679	$ 34,969	$ 139,193	$ 36,470	$ 41,323	$ 38,952	$ 34,264	$ 151,009

23

24 Adjusted Working Capital Non-GAAP Reconciliations ($000s) Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Account receivable, net 174,014$ 172,301$ 160,277$ 148,564$ 160,427$ 159,652$ 141,982$ 143,068$ Inventories, net 239,437 243,712 235,005 228,245 239,831 248,400 227,590 225,075 Accounts payable (84,129) (83,241) (73,900) (76,181) (88,950) (94,821) (80,026) (98,914) Adjusted Working Capital (Non-GAAP) 329,322 332,772 321,382 300,628 311,308 313,231 289,546 269,229 Plus: All other current assets 66,212 56,900 59,846 55,999 62,770 62,898 73,034 78,908 Less: All other current liabilities (72,584) (60,245) (76,164) (56,539) (71,603) (60,072) (75,953) (65,036) Working capital (GAAP) 322,950$ 329,427$ 305,064$ 300,088$ 302,475$ 316,057$ 286,627$ 283,101$

25 Free Cash Flow Reconciliation ($000s) Non-GAAP Reconciliations Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Net cash provided by (used in) operating activities (GAAP) 12,116$ (10,468)$ 37,358$ 16,145$ 15,650$ 10,072$ 22,704$ 10,992$ Less: capital expenditures and other investing activities (11,498) (6,826) (4,190) (6,839) (3,200) (6,424) (4,638) (8,659) Less: acquisition of business - - - - - (4,573) - - Effect of exchange rates on cash and cash equivalents (1,005) 395 849 686 46 26 (1,978) (1,945) Other items 933 (416) (693) 670 (187) 352 147 98 Free Cash Flow (Non-GAAP) 546$ (17,315)$ 33,324$ 10,662$ 12,309$ (547)$ 16,235$ 486$

26 Net Debt Reconciliation ($000s) Non-GAAP Reconciliations Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Borrowings under Revolving Loan Facility 48,676$ 63,826$ 37,376$ 32,000$ 18,500$ 27,250$ 44,050$ 68,750$ Short-term borrowings - - - - - - - - Polish Debt due 2014 16,332 16,110 17,047 8,860 8,810 8,756 8,029 - Term Loan due 2017 333,325 332,488 331,650 330,813 329,975 326,021 325,192 324,362 9.50% Senior Notes due 2017 425,000 425,000 425,000 425,000 425,000 425,000 425,000 425,000 9.00% Senior Notes due 2017 (formerly 11.75% Senior Notes) 82,500 82,500 82,500 82,500 82,500 82,500 56,000 56,000 Oth r indebtedness 782 633 622 688 491 594 188 157 Capital lease obligations 5,780 5,101 3,464 3,333 3,659 2,869 2,455 2,328 Total debt at face value plus capital lease obligations (GAAP) 912,395 925,658 897,659 883,194 868,935 872,990 860,914 876,597 Less: Cash and cash equivalents (36,303) (33,717) (38,566) (34,987) (33,373) (37,003) (41,718) (58,195) Less: Restricted cash (4,101) (2,635) (3,111) (2,887) (2,551) (2,429) (1,873) (1,565) Net Debt (Non-GAAP) 871,991$ 889,306$ 855,982$ 845,320$ 833,011$ 833,558$ 817,323$ 816,837$